UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-02608)

Exact name of registrant as specified in charter:	Putnam Money Market Fund

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	September 30, 2015

Date of reporting period :	October 1, 2014 — September 30, 2015

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

FUND SYMBOL
(CLASS A SHARES)
PDDXX

Putnam Money Market Fund

Annual report
9 | 30 | 15

A world of investing.®

Putnam INVESTMENTS

INCOME FUNDS invest in bonds and other securities with the goal of providing a steady stream of income over time.

Putnam
Money Market
Fund

Annual report
9 | 30 | 15

Message from the Trustees	1

About the fund	2

Performance snapshot	4

Interview with your fund’s portfolio managers	5

Your fund’s performance	11

Your fund’s expenses	13

Terms and definitions	15

Other information for shareholders	16

Important notice regarding Putnam’s privacy policy	17

Trustee approval of management contract	18

Financial statements	23

Federal tax information	44

About the Trustees	45

Officers	47

Consider these risks before investing: Money market funds are not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other governmental agency. Although the fund seeks to preserve a $1.00 per share value, issuer credit quality and interest-rate risks exist, and it is possible to lose money by investing in this fund. Inflation’s effects may erode your investment’s value over time. Money market values typically rise and fall in response to changes in interest rates. Although the fund only buys high-quality investments, investments backed by a letter of credit carry the risk of the provider failing to fulfill its obligations to the issuer.

Message from the Trustees

Dear Fellow Shareholder:

As we turn the page on the first three quarters of 2015, we look toward the final weeks of the year and early 2016.

Global stock markets corrected during the summer months, as the S&P 500 Index dropped by more than 10% below its 52-week high over several volatile trading days, and major indexes abroad fell at the same time. The major triggering event was an unexpected decision by the People’s Bank of China to devalue its currency by a modest amount. The move prompted concern that China’s economy might be weaker than thought and could pose risks to the world economy.

The U.S. economy may continue to feel some effects from weaker growth abroad. Certain companies in the S&P 500, for example, may find overseas earnings crimped by reduced demand and a strong dollar. However, there are still a number of bright spots. U.S. gross domestic product growth reached a rate of 3.9% during the second quarter, the unemployment rate has fallen since the start of the year, and consumer confidence has risen in recent months.

The United States and other regions of the world might continue on different paths in the months to come, shaping a complex array of investment opportunities and risks. You may find it reassuring to know that Putnam’s experienced portfolio managers have a global research framework to guide their investment decisions. The interview in the following pages provides an overview of your fund’s performance for the reporting period ended September 30, 2015, as well as an outlook for the coming months.

The recent upswing in volatility may prompt you to consult with your financial advisor, whose experience and knowledge can help you gain perspective on market movements and keep you on track toward your long-term goals.

In closing, we would like to recognize Charles Curtis, who recently retired as a Putnam Trustee, for his 14 years of dedicated service. And, as always, thank you for investing with Putnam.

About the fund

Seeking to offer accessibility and current income with relatively low risk

For most people, keeping part of their savings in an easily accessible place is an essential part of an investment plan. Putnam Money Market Fund can play a valuable role in many investors' portfolios because it seeks to provide stability of principal and liquidity to meet short-term needs. In addition, the fund aims to provide investors with current income at short-term rates.

Because it invests in mainly high-quality short-term money market instruments, the fund's risk of losing principal may be lower than that of other funds. It typically invests in securities that are rated in the highest or second-highest category of at least one nationally recognized rating service. The fund seeks as high a rate of current income as Putnam Management believes is consistent with preservation of capital and maintenance of liquidity. Money market fund yields typically rise and fall along with short-term interest rates. Money market funds may not track rates exactly, however, as securities in these funds mature and are replaced with newer instruments earning the most current interest rates.

Whether you want to earmark money for near-term expenses or future investment opportunities, or just stow away cash for a "rainy day," this fund can be an appropriate choice.

Putnam Money Market Fund is designed to provide stability and liquidity.

While the return potential for money market funds is lower than that for other types of investments — such as stocks — their relative stability can be beneficial. Many investors put a portion of their assets in money market funds to offset the volatility of stock and bond investments. While their returns may not keep pace with inflation over time, money market funds offer liquidity and relatively low risk, which may be appropriate for short-term savings needs.

Putnam Money Market Fund
Fiscal year-end returns as of 9/30
(class A shares)

5.04%
1.67%
0.87%
0.69%
2.29%
4.34%
5.01%
3.35%
0.86%
0.05%
0.01%
0.01%
0.01%
0.01%
0.01%
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015

Types of money market securities

Money market securities are issued by governments, government agencies, financial institutions, and established non-financial companies. Securities your fund invests in include:

Commercial paper Short-term unsecured loans issued by large corporations, typically for financing accounts receivable and inventories

Bank certificates of deposit Direct obligations of the issuing commercial bank or savings and loan association

Repurchase agreements *(repos)* Contracts in which one party sells a security to another party and agrees to buy it back later at a specified price; acts in economic terms as a secured loan

Government securities Direct short-term obligations of governments or government agencies; for example, U.S. Treasury bills

Variable-rate demand notes *(VRDNs)* Floating-rate securities with a long-term maturity, usually 20 or 30 years, that carry a coupon that resets every one or seven days, making them eligible for purchase by money market mutual funds

2 Money Market Fund
Money Market Fund 3

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Class A shares do not bear an initial sales charge. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. Yield reflects current performance more closely than total return. See pages 2–3, 5, and 11–12 for additional performance information. To obtain the most recent month-end performance, visit putnam.com.

4	Money Market Fund

Interview with
your fund’s
portfolio managers

Please describe the market environment for the 12-month reporting period ended September 30, 2015?

Joanne: In the United States, we saw a continuation of the steady economic growth that has characterized the world’s largest economy over the past several years. Given progress in the employment rate and other economic barometers, the Federal Reserve terminated its monthly bond-buying program in October 2014. With one lever of the Fed’s extraordinarily accommodative monetary policy removed, investors turned their attention to the anticipated timing of the Fed’s first rate increase since 2006. Given the interconnectedness of the global economy, however, Fed officials found it more difficult than first anticipated to decouple U.S. monetary policy from the rest of the world.

The Fed’s efforts to normalize U.S. interest rates were complicated by a convergence of global factors that suppressed growth outside the United States — notably, overlapping economic slowdowns in Europe and China and weak commodity prices. The steep decline in commodity prices was especially noteworthy, as low oil prices have eased inflationary pressures in the U.S. economy — keeping inflation well below the Fed’s 2% target for price stability. With a nod to those concerns, the central bank left its benchmark rate unchanged at its main policymaking committee meeting in July, but added that it expected to begin raising short-term rates

This comparison shows your fund’s performance in the context of broad market indexes for the 12 months ended 9/30/15. See pages 2–4 and 11–12 for additional fund performance information. Index descriptions can be found on page 15.

Money Market Fund	5

before the end of 2015. At their September meeting, Fed policymakers delayed raising the key short-term interest rate, citing weaker macroeconomic conditions abroad and the heightened market volatility brought on by the People’s Bank of China’s unexpected devaluation of the Chinese yuan in August.

Given recent worries about the global economy, money market mutual funds have attracted record demand. Noting that the summer months have traditionally been weak for new fund flows, Money Fund Intelligence [Crane Data, September 2015] added that the influx of assets represents “the strongest late spring and summer stretch for assets since 2008.” In our view, investors are seeking refuge for their investment dollars and perceive these highly liquid investments as a relatively safe haven while they wait out the turmoil in both the stock and bond markets. [See In the News on page 10.]

What was your investment approach in this climate?

Jonathan: The investment environment proved quite challenging, especially in the second half of the period, as we tried to balance what we believed to be attractive yields offered by longer-term money market securities against the possibility of much

Allocations are shown as a percentage of the fund’s net assets as of 9/30/15. Cash and net other assets, if any, represent the market value weights of cash and other unclassified assets in the portfolio. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of any interest accruals, the exclusion of as-of trades, if any, and the use of different classifications of securities for presentation purposes. Holdings and allocations may vary over time.

The cash and net other assets category may show a negative market value percentage as a result of the timing of trade-date versus settlement-date transactions.

6	Money Market Fund

higher short-term rates should the Fed raise its benchmark rate. Much of our focus was on this prospect, as the Fed looked to balance its policy between the domestic environment of decent employment numbers and low inflation with the prospect of global conditions that could weaken the U.S. economic recovery. Economists and the markets appeared to be split as to the exact timing of any such rate move, or even if it would occur at all.

In the final quarter of the annual period, we witnessed the importance of money market funds as an investment option for investors seeking refuge from extraordinary market stress. It is always difficult to gauge if investment flows are due to a specific factor, such as concerns about Fed rate policy or the Securities and Exchange Commission’s [SEC’s] money market reforms slated to take effect in October 2016. However, U.S. money market fund assets were up considerably from the prior year — even though the extended near-zero-rate environment did

This chart shows how the fund’s top weightings have changed over the past six months. Allocations are shown as a percentage of the fund’s net assets. Current period summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of any interest accruals, the exclusion of as-of trades, if any, and the use of different classifications of securities for presentation purposes. Holdings and allocations may vary over time.

Money Market Fund	7

not offer money market investors much in the way of return on their investment.

In conjunction with these asset shifts and market expectations for some type of Fed movement later this year or in 2016, LIBOR [London Interbank Offered Rate] spreads began to widen during the third quarter of 2015. Generally considered a key measure of credit risk within the banking sector, LIBOR tracks the average interest rate that banks charge each other for short-term, unsecured loans. Credit spreads — the yield advantage that credit-sensitive bonds offer over Treasuries with comparable maturities — also continued to widen until the September Fed meeting, increasing gross yields of money market funds but leaving net yields to investors largely unchanged.

Against this backdrop, we focused on investing in strong, high-quality issuers of floating-rate instruments linked to the 1- or 3-month LIBOR, as well as fixed-rate purchases in the 1- to 3-month range. Our investment decisions resulted in the portfolio’s weighted average maturity declining during the volatile second half of the reporting period from 34 days on March 31 to 26 days at period-end on September 30. As part of this strategy, we sought out high-quality commercial paper, repurchase agreements, certificates of deposit, and other money market-eligible securities that were consistent with our objectives of preserving capital and maintaining liquidity.

How did Putnam Money Market Fund perform for the 12-month reporting period ended September 30, 2015?

Joanne: With the near-zero interest rates on the short-end of the yield curve keeping yields on money market securities hovering in that range throughout the 12-month period, the fund’s total return performance fell in line with this rate environment.

Putnam continued to voluntarily waive certain fund expenses for Putnam Money Market Fund. The fund’s current 7-day yield for class A shares on September 30, 2015, was 0.01%, after accounting for the impact of the fund’s expense limitation.

The SEC approved regulatory changes for money market mutual funds that are slated to take effect in October 2016. How will the new rules affect the fund?

Jonathan: We are still in the process of evaluating the new regulations and potential changes to Putnam Money Market Fund as well as to our internal systems and processes to ensure that the fund will be fully compliant with the new rules. The SEC-approved amendments to Rule 2a-7 under the Investment Company Act of 1940 addressed three main areas: fund structure and operations [net asset value (NAV) and liquidity fees and redemption gates], portfolio diversification, and enhanced disclosures. While not all the rules impact every type of money market fund in exactly the same way, all money market funds will be affected.

More specifically, the new rules require a floating NAV for institutional prime and institutional municipal money market mutual funds. However, funds that qualify as “retail” or “government” money market funds under the new rules will continue to be eligible to maintain a constant share price of $1.00. In the rule amendments, the SEC created a new distinction between retail prime money market funds, which must have policies and procedures reasonably designed to limit all beneficial owners of the fund to “natural persons,” government money market funds, and institutional money market funds. The NAV for institutional funds will vary, or “float,” and may thus be higher or lower than $1.00. Implicit in this distinction is the recognition that retail and most government money market funds are generally not as vulnerable to runs by investors during periods of stress as are institutional funds.

8	Money Market Fund

What are your thoughts about the Fed’s interest-rate policy in the coming months?

Joanne: As the reporting period came to a close, there was increasing concern about the United States’ potential vulnerability to slowing growth in overseas markets and its effect on third-quarter earnings announcements. Many analysts feared that the strong dollar and lower oil prices would have a negative effect on the U.S. economy by dampening manufacturing and exports —thereby increasing the risk that employers would hesitate to hire more workers. In early October, this sentiment was echoed by the Labor Department’s report that while the U.S. unemployment rate for September held steady at 5.1%, the underlying composition of this widely followed statistic was weak. Payrolls, a measure of hiring, rose less than projected, and wages stagnated — increasing doubts that the Fed would raise interest rates by the end of the year. This report was shortly followed by upbeat news that new applications for jobless benefits fell more than expected to a 42-year low, suggesting ongoing tightening in the labor market despite the recent slowdown in hiring.

On another front, minutes from the Fed’s September meeting disclosed that central-bank officials remained uneasy with low U.S. inflation, which has been below the 2% target for more than three years. The minutes also revealed that Fed officials estimated that inflation will not reach their 2% goal before the end of 2018.

While many analysts do not believe that the world’s largest economy is likely to fall into recession, market expectations for a Fed rate hike by year-end is in question. The recent slowdown in hiring is increasing expectations that the Fed will hold off tightening monetary policy until early next year. When the Fed does decide to act, we believe the first step to normalizing interest rates will signal their confidence in the U.S. economy.

Thank you both for your time and insights today.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Portfolio Manager Joanne M. Driscoll has an M.B.A. from the D’Amore-McKim School of Business at Northeastern University and a B.S. from Westfield State College. Joanne joined Putnam in 1995 and has been in the investment industry since 1992.

Portfolio Manager Jonathan M. Topper has a B.A. from Northeastern University. He has been in the investment industry since he joined Putnam in 1990.

Money Market Fund	9

IN THE NEWS

A signal of bearish investor sentiment, money market fund inflows climbed in the third quarter, as extreme volatility and global economic concerns sliced value from U.S. equity markets. During the July to September time frame, investors flocked to the safe haven of taxable and nontaxable money market funds, adding $63.7 billion* to these capital preservation vehicles. By contrast, in the first and second quarters of 2015, investors had withdrawn $77.6 billion and $37.6 billion, respectively, from money markets. Often thought of as cash equivalents, these investments generally seek capital preservation with holdings in short-term debt such as commercial paper and U.S. Treasuries. Unlike stock and bond funds, money markets typically offer a stable net asset value (NAV), although new regulations will require a floating NAV for certain institutional money market funds. Returns on these investments have hovered near zero because of historically low interest rates. Investors, however, have seemingly shown a willingness to accept meager returns to avoid market volatility.

*Source: Morningstar, Inc.

10 Money Market Fund

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended September 30, 2015, the end of its most recent fiscal year. In accordance with regulatory requirements for mutual funds, we also include expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class R shares are not available to all investors. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 9/30/15

	Class A	Class B		Class C		Class M	Class R	Class T
(inception dates)	(10/1/76)	(4/27/92)		(2/1/99)		(12/8/94)	(1/21/03)	(12/31/01)

	Net					Net	Net	Net
	asset	Before	After	Before	After	asset	asset	asset
	value	CDSC	CDSC	CDSC	CDSC	value	value	value

Annual average (life of fund)	5.02%	4.92%	4.92%	4.59%	4.59%	4.89%	4.58%	4.81%

10 years	14.34	12.28	12.28	12.28	12.28	13.69	12.28	13.27
Annual average	1.35	1.17	1.17	1.17	1.17	1.29	1.16	1.25

5 years	0.05	0.05	–1.95	0.05	0.05	0.05	0.05	0.05
Annual average	0.01	0.01	–0.39	0.01	0.01	0.01	0.01	0.01

3 years	0.03	0.03	–2.97	0.03	0.03	0.03	0.03	0.03
Annual average	0.01	0.01	–1.00	0.01	0.01	0.01	0.01	0.01

1 year	0.01	0.01	–4.99	0.01	–0.99	0.01	0.01	0.01

	Net					Net	Net	Net
	asset	Before	After	Before	After	asset	asset	asset
Current rate (end of period)*	value	CDSC	CDSC	CDSC	CDSC	value	value	value

Current 7-day yield
(with expense limitation)	0.01%	0.01%	—	0.01%	—	0.01%	0.01%	0.01%

Current 7-day yield
(without expense limitation)	–0.28	–0.77	—	–0.77	—	–0.43	–0.78	–0.52

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. None of the share classes carry an initial sales charge. Class B share returns reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns reflect a 1% CDSC for the first year that is eliminated thereafter. Class A, M, R, and T shares generally have no CDSC. Performance for class B, C, M, R, and T shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and the higher operating expenses for such shares.

* The 7-day yield is the most common gauge for measuring money market mutual fund performance. Yield reflects current performance more closely than total return.

For a portion of the periods, the fund had expense limitations, without which returns and yields would have been lower.

Class B share performance reflects conversion to class A shares after eight years.

Money Market Fund	11

Comparative Lipper returns For periods ended 9/30/15

Lipper Money Market Funds
category average*

Annual average (life of fund)	5.10%

10 years	12.59
Annual average	1.19

5 years	0.07
Annual average	0.01

3 years	0.04
Annual average	0.01

1 year	0.01

Lipper results should be compared with fund performance at net asset value.

* Over the 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 9/30/15, there were 201, 198, 193, 164 and 12 funds, respectively, in this Lipper category.

Fund distribution information For the 12-month period ending 9/30/15

Distributions	Class A	Class B	Class C	Class M	Class R	Class T

Number	12	12	12	12	12	12

Income	$0.000100	$0.000100	$0.000100	$0.000100	$0.000100	$0.000100

Capital gains	—	—	—	—	—	—

Total	$0.000100	$0.000100	$0.000100	$0.000100	$0.000100	$0.000100

The classification of distributions, if any, is an estimate. Final distribution information will appear on your year-end tax forms.

12 Money Market Fund

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund’s expenses were limited; had expenses not been limited, they would have been higher. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class R	Class T

Total annual operating expenses
for the fiscal year ended 9/30/14	0.49%	0.99%	0.99%	0.64%	0.99%	0.74%

Annualized expense ratio for
the six-month period ended
9/30/15 *†	0.18%	0.18%	0.18%	0.18%	0.18%	0.18%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Expenses are shown as a percentage of average net assets.

* For the fund’s most recent fiscal half year; may differ from expense ratios based on one-year data in the financial highlights.

† Reflects a voluntary waiver of certain fund expenses.

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in the fund from April 1, 2015, to September 30, 2015. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class T

Expenses paid per $1,000*†	$0.90	$0.90	$0.90	$0.90	$0.90	$0.90

Ending value (after expenses)	$1,000.10	$1,000.10	$1,000.10	$1,000.10	$1,000.10	$1,000.10

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 9/30/15. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Money Market Fund 13

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended September 30, 2015, use the following calculation method. To find the value of your investment on April 1, 2015, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return . You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class T

Expenses paid per $1,000*†	$0.91	$0.91	$0.91	$0.91	$0.91	$0.91

Ending value (after expenses)	$1,024.17	$1,024.17	$1,024.17	$1,024.17	$1,024.17	$1,024.17

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 9/30/15. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period; and then dividing that result by the number of days in the year.

14 Money Market Fund

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. Net asset values fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Current rate is the annual rate of return earned from dividends or interest of an investment. Current rate is expressed as a percentage of the price of a security, fund share, or principal investment.

Share classes

Class A shares generally are fund shares purchased with an initial sales charge. In the case of your fund, which has no sales charge, the reference is to shares purchased or acquired through the exchange of class A shares from another Putnam fund. Exchange of your fund’s class A shares into another fund may involve a sales charge, however.

Class B shares are available only by exchange from another Putnam fund and are not subject to an initial sales charge. They may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are purchased by exchange from another Putnam fund and redeemed during the first year.

Class M shares generally are fund shares that have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC. In the case of your fund, which has no sales charge, the reference is to shares purchased or acquired through the exchange of class M shares from another Putnam fund. Exchange of your fund’s class M shares into another fund may involve a sales charge, however.

Class R shares are not subject to an initial sales charge or CDSC and are available only to employer-sponsored retirement plans.

Class T shares are not subject to an initial sales charge or CDSC (except on certain redemptions of shares acquired by exchange of shares of another Putnam fund bought without an initial sales charge); however, they are subject to a 12b-1 fee.

Comparative indexes

Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

BofA Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

Lipper Money Market Funds category average is an arithmetic average of the total return of all money market mutual funds tracked by Lipper.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Money Market Fund 15

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Other information for shareholders

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2015, are available in the Individual Investors section of putnam.com, and on the Securities and Exchange Commission (SEC) website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Form N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of September 30, 2015, Putnam employees had approximately $476,000,000 and the Trustees had approximately $133,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

16 Money Market Fund

Important notice regarding Putnam’s privacy policy

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ names, addresses, Social Security numbers, and dates of birth. Using this information, we are able to maintain accurate records of accounts and transactions.

It is our policy to protect the confidentiality of our shareholder information, whether or not a shareholder currently owns shares of our funds. In particular, it is our policy not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we must share account information with outside vendors who provide services to us, such as mailings and proxy solicitations. In these cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. Finally, it is our policy to share account information with your financial representative, if you’ve listed one on your Putnam account.

Money Market Fund 17

Trustee approval of management contract

General conclusions

The Board of Trustees of The Putnam Funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management, LLC (“Putnam Management”) and the sub-management contract with respect to your fund between Putnam Management and its affiliate, Putnam Investments Limited (“PIL”). The Board, with the assistance of its Contract Committee, requests and evaluates all information it deems reasonably necessary under the circumstances in connection with its annual contract review. The Contract Committee consists solely of Trustees who are not “interested persons” (as this term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of The Putnam Funds (“Independent Trustees”).

At the outset of the review process, members of the Board’s independent staff and independent legal counsel met with representatives of Putnam Management to review the annual contract review materials furnished to the Contract Committee during the course of the previous year’s review and to discuss possible changes in these materials that might be necessary or desirable for the coming year. Following these discussions and in consultation with the Contract Committee, the Independent Trustees’ independent legal counsel requested that Putnam Management and its affiliates furnish specified information, together with any additional information that Putnam Management considered relevant, to the Contract Committee. Over the course of several months ending in June 2015, the Contract Committee met on a number of occasions with representatives of Putnam Management, and separately in executive session, to consider the information that Putnam Management provided, as well as supplemental information provided in response to additional requests made by the Contract Committee. Throughout this process, the Contract Committee was assisted by the members of the Board’s independent staff and by independent legal counsel for The Putnam Funds and the Independent Trustees.

In May 2015, the Contract Committee met in executive session to discuss and consider its recommendations with respect to the continuance of the contracts. At the Trustees’ June 19, 2015 meeting, the Contract Committee met in executive session with the other Independent Trustees to review a summary of the key financial, performance and other data that the Contract Committee considered in the course of its review. The Contract Committee then presented its written report, which summarized the key factors that the Committee had considered and set forth its recommendations. The Contract Committee then recommended, and the Independent Trustees approved, the continuance of your fund’s management and sub-management contracts, effective July 1, 2015. (Because PIL is an affiliate of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL, the Trustees have not attempted to evaluate PIL as a separate entity, and all subsequent references to Putnam Management below should be deemed to include reference to PIL as necessary or appropriate in the context.)

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds, the costs incurred by Putnam Management in providing services to the

18 Money Market Fund

fund, and the continued application of certain reductions and waivers noted below; and • That the fee schedule in effect for your fund represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the management arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that some aspects of the arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of fee arrangements in previous years. For example, with some minor exceptions, the funds’ current fee arrangements were implemented at the beginning of 2010 following extensive review by the Contract Committee and discussions with representatives of Putnam Management, as well as approval by shareholders.

Management fee schedules and total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints. The Trustees also reviewed the total expenses of each Putnam fund, recognizing that in most cases management fees represented the major, but not the sole, determinant of total costs to shareholders. In reviewing fees and expenses, the Trustees generally focus their attention on material changes in circumstances — for example, changes in assets under management, changes in a fund’s investment style, changes in Putnam Management’s operating costs or profitability, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not warrant changes to the management fee structure of your fund.

Under its management contract, your fund has the benefit of breakpoints in its management fee schedule that provide shareholders with economies of scale in the form of reduced fee levels as assets under management in the Putnam family of funds increase. The Trustees concluded that the fee schedule in effect for your fund represented an appropriate sharing of economies of scale between fund shareholders and Putnam Management.

As in the past, the Trustees also focused on the competitiveness of each fund’s total expense ratio. In order to support the effort to have fund expenses meet competitive standards, the Trustees and Putnam Management have implemented certain expense limitations. These expense limitations were: (i) a contractual expense limitation applicable to all retail open-end funds of 32 basis points on investor servicing fees and expenses and (ii) a contractual expense limitation applicable to your fund and all but two of the other open-end funds of 20 basis points on so-called “other expenses” (i.e., all expenses exclusive of management fees, distribution fees, investor servicing fees, investment-related expenses, interest, taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses). These expense limitations attempt to maintain competitive expense levels for funds with large numbers of small shareholder accounts and funds with relatively small net assets. Most

Money Market Fund 19

funds, including your fund, had sufficiently low expenses that these expense limitations were not operative. In addition, Putnam Management voluntarily waived certain fees and/ or reimbursed certain fund expenses in order to enhance your fund’s annualized net yield during its fiscal year ending in 2014. The Trustees noted that this fee waiver was voluntary and may be modified or discontinued at any time without notice. Putnam Management’s support for these expense limitation arrangements was an important factor in the Trustees’ decision to approve the continuance of your fund’s management and sub-management contracts.

The Trustees reviewed comparative fee and expense information for a custom group of competitive funds selected by Lipper Inc. (“Lipper”). This comparative information included your fund’s percentile ranking for effective management fees and total expenses (excluding any applicable 12b-1 fee), which provides a general indication of your fund’s relative standing. In the custom peer group, your fund ranked in the second quintile in effective management fees (determined for your fund and the other funds in the custom peer group based on fund asset size and the applicable contractual management fee schedule) and in the second quintile in total expenses (excluding any applicable 12b-1 fees) as of December 31, 2014 (the first quintile representing the least expensive funds and the fifth quintile the most expensive funds). The fee and expense data reported by Lipper as of December 31, 2014 reflected the most recent fiscal year-end data available in Lipper’s database at that time.

In connection with their review of fund management fees and total expenses, the Trustees also reviewed the costs of the services provided and the profits realized by Putnam Management and its affiliates from their contractual relationships with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management, investor servicing and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability, allocated on a fund-by-fund basis, with respect to the funds’ management, distribution, and investor servicing contracts. For each fund, the analysis presented information about revenues, expenses and profitability for each of the agreements separately and for the agreements taken together on a combined basis. The Trustees concluded that, at current asset levels, the fee schedules in place represented reasonable compensation for the services being provided and represented an appropriate sharing of such economies of scale as may exist in the management of the Putnam funds at that time.

The information examined by the Trustees as part of their annual contract review for the Putnam funds has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, and the like. This information included comparisons of those fees with fees charged to the Putnam funds, as well as an assessment of the differences in the services provided to these different types of clients. The Trustees observed that the differences in fee rates between institutional clients and mutual funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients may reflect historical competitive forces operating in separate markets. The Trustees considered the fact that in many cases fee rates across different asset classes are higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to its institutional clients. The Trustees did not rely on

20 Money Market Fund

these comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the investment oversight committees of the Trustees, which meet on a regular basis with the funds’ portfolio teams and with the Chief Investment Officer and other senior members of Putnam Management’s Investment Division throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — based on the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to them, and in general Putnam Management’s ability to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period.

The Trustees considered that 2014 was a year of strong competitive performance for many of the Putnam funds, with generally strong results for the U.S. equity, money market and global asset allocation funds, but relatively mixed results for the international and global equity and fixed income funds. They noted that the longer-term performance of the Putnam funds continued to be strong, exemplified by the fact that the Putnam funds were recognized by Barron’s as the sixth-best performing mutual fund complex for the five-year period ended December 31, 2014. They also noted, however, the disappointing investment performance of some funds for periods ended December 31, 2014 and considered information provided by Putnam Management regarding the factors contributing to the underperformance and actions being taken to improve the performance of these particular funds. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these efforts and to evaluate whether additional actions to address areas of underperformance are warranted.

For purposes of evaluating investment performance, the Trustees generally focus on competitive industry rankings for the one-year, three-year and five-year periods. For a number of Putnam funds with relatively unique investment mandates for which meaningful competitive performance rankings are not considered to be available, the Trustees evaluated performance based on comparisons of fund returns with the returns of selected investment benchmarks. In the case of your fund, the Trustees considered that its class A share cumulative total return performance at net asset value was in the following quartiles of its Lipper peer group (Lipper Money Market Funds) for the one-year, three-year and five-year periods ended December 31, 2014 (the first quartile representing the best-performing funds and the fourth quartile the worst-performing funds):

One-year period	1st

Three-year period	1st

Five-year period	1st

Over the one-year, three-year and five-year periods ended December 31, 2014, there were 217, 210 and 196 funds, respectively, in your fund’s Lipper peer group. (When considering performance information, shareholders should be mindful that past performance is not a guarantee of future results.)

The Trustees also considered Putnam Management’s continued efforts to support fund performance through initiatives including structuring compensation for portfolio managers and research analysts to enhance accountability for fund performance, emphasizing accountability in the portfolio

Money Market Fund 21

management process, and affirming its commitment to a fundamental-driven approach to investing. The Trustees noted further that Putnam Management continued to strengthen its fundamental research capabilities by adding new investment personnel.

Brokerage and soft-dollar allocations; investor servicing

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage allocation and the use of soft dollars, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that are expected to be useful to Putnam Management in managing the assets of the fund and of other clients. Subject to policies established by the Trustees, soft dollars generated by these means are used primarily to acquire brokerage and research services that enhance Putnam Management’s investment capabilities and supplement Putnam Management’s internal research efforts. However, the Trustees noted that a portion of available soft dollars continues to be used to pay fund expenses. The Trustees indicated their continued intent to monitor regulatory and industry developments in this area with the assistance of their Brokerage Committee and also indicated their continued intent to monitor the allocation of the Putnam funds’ brokerage in order to ensure that the principle of seeking best price and execution remains paramount in the portfolio trading process.

Putnam Management may also receive benefits from payments that the funds make to Putnam Management’s affiliates for investor or distribution services. In conjunction with the annual review of your fund’s management and sub-management contracts, the Trustees reviewed your fund’s investor servicing agreement with Putnam Investor Services, Inc. (“PSERV”) and its distributor’s contracts and distribution plans with Putnam Retail Management Limited Partnership (“PRM”), both of which are affiliates of Putnam Management. The Trustees concluded that the fees payable by the funds to PSERV and PRM, as applicable, for such services are reasonable in relation to the nature and quality of such services, the fees paid by competitive funds, and the costs incurred by PSERV and PRM, as applicable, in providing such services.

22 Money Market Fund

Financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type/and industry sector, country, or state to show areas of concentration and/diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were/earned.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

Money Market Fund 23

Report of Independent Registered Public Accounting Firm

To the Trustees and Shareholders of
Putnam Money Market Fund:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Putnam Money Market Fund (the “fund”) at September 30, 2015, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at September 30, 2015 by correspondence with the custodian, brokers and transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
November 6, 2015

24 Money Market Fund

The fund’s portfolio 9/30/15

	Principal
REPURCHASE AGREEMENTS (26.6%)*	amount	Value

Interest in $285,000,000 joint tri-party repurchase agreement dated
9/30/15 with Citigroup Global Markets, Inc. due 10/1/15 — maturity value of $118,571,362 for an effective yield of 0.110% (collateralized by various U.S. Treasury notes and various mortgage backed securities with coupon rates ranging from 0.250% to 5.000% and due dates ranging from
10/31/15 to 9/20/45, valued at $290,700,020)	$118,571,000	$118,571,000

Interest in $329,327,000 joint tri-party repurchase agreement dated
9/30/15 with Merrill Lynch, Pierce, Fenner and Smith, Inc. due 10/1/15 —
maturity value of $118,571,362 for an effective yield of 0.110% (collateralized by various mortgage backed securities with a coupon rate of 4.000% and due
dates ranging from 9/1/42 to 9/1/44, valued at $335,913,540)	118,571,000	118,571,000

Interest in $100,000,000 tri-party repurchase agreement dated
9/30/15 with Goldman, Sachs & Co. due 10/1/15 — maturity value of
$100,000,333 for an effective yield of 0.120% (collateralized by various mortgage backed securities with coupon rates ranging from 2.934%
to 4.000% and due dates ranging from 6/1/25 to 12/1/44, valued
at $102,000,000)	100,000,000	100,000,000

Total repurchase agreements (cost $337,142,000)		$337,142,000

		Maturity	Principal
COMMERCIAL PAPER (19.3%)*	Yield (%)	date	amount	Value

ABN AMRO Funding USA, LLC	0.190	10/29/15	$6,000,000	$5,999,113

Australia & New Zealand Banking Group, Ltd.
144A (Australia)	0.280	10/29/15	15,325,000	15,321,663

BMW US Capital, LLC	0.150	10/5/15	6,125,000	6,124,898

Coca-Cola Co. (The)	0.260	11/23/15	8,950,000	8,946,574

Commonwealth Bank of Australia 144A (Australia)	0.331	11/9/15	11,700,000	11,700,001

Commonwealth Bank of Australia 144A (Australia)	0.306	3/24/16	6,450,000	6,450,000

DnB Bank ASA 144A (Norway)	0.310	1/20/16	12,275,000	12,263,267

DnB Bank ASA 144A (Norway)	0.250	11/5/15	6,600,000	6,598,396

Export Development Canada (Canada)	0.310	1/21/16	10,000,000	9,990,356

HSBC Bank PLC 144A (United Kingdom)	0.289	10/2/15	4,000,000	4,000,000

HSBC Bank PLC 144A (United Kingdom)	0.285	10/23/15	2,500,000	2,499,951

Lloyds Bank PLC (United Kingdom)	0.160	10/14/15	6,250,000	6,249,639

National Australia Bank, Ltd. 144A
Ser. CPIB (Australia)	0.354	3/4/16	3,750,000	3,750,000

National Australia Bank, Ltd. 144A
Ser. CPIB (Australia)	0.343	1/11/16	15,125,000	15,125,000

National Bank of Canada (Canada)	0.280	11/23/15	1,000,000	999,588

Nationwide Building Society 144A (United Kingdom)	0.370	11/16/15	12,325,000	12,319,173

Nestle Finance International, Ltd. (Switzerland)	0.140	10/20/15	15,000,000	14,998,892

Nordea Bank AB 144A (Sweden)	0.290	11/17/15	3,000,000	2,998,864

Prudential PLC (United Kingdom)	0.260	11/9/15	12,000,000	11,996,620

Simon Property Group LP	0.220	11/9/15	6,125,000	6,123,540

Simon Property Group LP	0.220	11/2/15	3,400,000	3,399,335

Simon Property Group LP	0.160	10/2/15	3,200,000	3,199,986

Skandinaviska Enskilda Banken AB (Sweden)	0.290	12/21/15	2,500,000	2,498,369

Skandinaviska Enskilda Banken AB (Sweden)	0.210	10/8/15	5,000,000	4,999,796

Money Market Fund 25

		Maturity	Principal
COMMERCIAL PAPER (19.3%)* cont.	Yield (%)	date	amount	Value

Skandinaviska Enskilda Banken AB 144A
Ser. GLOB (Sweden)	0.290	10/23/15	$5,000,000	$4,999,114

Standard Chartered Bank/New York 144A	0.300	11/17/15	12,000,000	11,995,300

Svenska Handelsbanken AB (Sweden)	0.300	11/24/15	700,000	699,685

Swedbank AB (Sweden)	0.320	12/7/15	12,725,000	12,717,422

Toronto-Dominion Holdings USA, Inc. 144A (Canada)	0.300	1/20/16	5,000,000	4,995,375

Toyota Motor Credit Corp.	0.273	1/19/16	18,600,000	18,600,000

Wal-Mart Stores, Inc.	0.200	10/29/15	12,675,000	12,673,028

Total commercial paper (cost $245,232,945)				$245,232,945

		Maturity	Principal
CERTIFICATES OF DEPOSIT (17.6%)*	Yield (%)	date	amount	Value

Bank of America, NA	0.260	11/9/15	$18,250,000	$18,250,000

Bank of Montreal/Chicago, IL (Canada)	0.310	11/6/15	9,800,000	9,800,000

Bank of Nova Scotia/Houston FRN	0.549	3/22/16	5,000,000	5,002,773

Bank of Nova Scotia/Houston FRN	0.512	6/10/16	9,250,000	9,253,276

Bank of Tokyo-Mitsubishi UFJ, Ltd./
New York, NY (Japan)	0.260	10/26/15	7,300,000	7,300,000

Canadian Imperial Bank of Commerce/
New York, NY FRN	0.357	6/17/16	12,325,000	12,325,000

Canadian Imperial Bank of Commerce/
New York, NY FRN	0.291	11/12/15	5,825,000	5,825,000

Citibank, NA	0.310	12/8/15	8,000,000	8,000,000

Citibank, NA	0.290	11/23/15	11,100,000	11,100,000

Cooperatieve Centrale Raiffeisen-Boerenleenbank
BA/NY (Netherlands)	0.230	10/27/15	12,425,000	12,425,626

Credit Agricole Corporate and Investment Bank/
New York (France)	0.180	10/5/15	6,300,000	6,300,000

HSBC Bank USA, NA FRN	0.324	12/7/15	11,725,000	11,725,000

JPMorgan Chase Bank, NA FRN	0.382	12/8/15	8,475,000	8,475,829

Mizuho Bank, Ltd./NY	0.320	11/17/15	6,000,000	6,000,000

National Bank of Canada/New York, NY FRN	0.435	10/26/15	10,000,000	10,001,632

Nordea Bank Finland PLC/New York FRN	0.516	6/13/16	2,540,000	2,540,280

Nordea Bank Finland PLC/New York FRN	0.421	11/9/15	5,250,000	5,250,622

Nordea Bank Finland PLC/New York FRN	0.420	5/3/16	1,800,000	1,800,262

Royal Bank of Canada/New York, NY FRN (Canada)	0.293	11/10/15	14,375,000	14,375,353

Sumitomo Mitsui Banking Corp./New York
FRN (Japan)	0.334	1/28/16	17,625,000	17,625,000

Svenska Handelsbanken/New York, NY (Sweden)	0.290	12/18/15	18,400,000	18,400,797

Toronto-Dominion Bank/NY FRN (Canada)	0.304	2/25/16	1,000,000	999,840

Toronto-Dominion Bank/NY FRN (Canada)	0.303	11/18/15	13,050,000	13,050,000

U.S. Bank, NA/Cincinnati, OH FRN	0.297	10/30/15	7,800,000	7,800,000

Total certificates of deposit (cost $223,626,290)				$223,626,290

26 Money Market Fund

		Maturity	Principal
ASSET-BACKED COMMERCIAL PAPER (14.1%)*	Yield (%)	date	amount	Value

Chariot Funding, LLC	0.260	11/6/15	$6,000,000	$5,998,440

CHARTA, LLC	0.310	12/14/15	12,725,000	12,716,891

CIESCO, LLC	0.280	12/7/15	12,625,000	12,618,421

Collateralized Commercial Paper Co., LLC	0.250	10/26/15	10,700,000	10,698,142

CRC Funding, LLC	0.290	12/7/15	12,500,000	12,493,253

Fairway Finance, LLC 144A (Canada)	0.259	10/7/15	9,075,000	9,075,096

Gotham Funding Corp. (Japan)	0.300	11/24/15	900,000	899,595

Jupiter Securitization Co., LLC	0.240	11/2/15	4,500,000	4,499,040

Jupiter Securitization Co., LLC	0.180	10/7/15	3,000,000	2,999,910

Jupiter Securitization Co., LLC	0.150	11/4/15	11,375,000	11,373,389

Liberty Street Funding, LLC (Canada)	0.250	10/16/15	2,325,000	2,324,758

Manhattan Asset Funding Co., LLC (Japan)	0.250	11/3/15	1,200,000	1,199,725

MetLife Short Term Funding, LLC	0.210	10/19/15	600,000	599,937

MetLife Short Term Funding, LLC 144A	0.210	11/2/15	17,450,000	17,446,743

Old Line Funding, LLC 144A	0.276	1/25/16	18,750,000	18,750,000

Regency Markets No. 1, LLC 144A	0.250	10/15/15	10,000,000	9,999,028

Regency Markets No. 1, LLC 144A	0.180	10/26/15	8,800,000	8,798,900

Thunder Bay Funding, LLC 144A	0.289	1/15/16	19,000,000	19,000,000

Victory Receivables Corp. (Japan)	0.220	10/21/15	10,850,000	10,848,674

Working Capital Management Co. (Japan)	0.200	10/19/15	6,500,000	6,499,350

Total asset-backed commercial paper (cost $178,839,292)				$178,839,292

		Maturity		Principal
MUNICIPAL BONDS AND NOTES (7.0%)*	Yield (%)	date	Rating**	amount	Value

Illinois (1.2%)
University of Chicago Commercial
Paper, Ser. A	0.120	10/15/15	P-1	$15,075,000	$15,074,297

					15,074,297
Maryland (1.5%)
Johns Hopkins University Commercial
Paper, Ser. C	0.220	11/19/15	P-1	7,162,000	7,162,000

Johns Hopkins University Commercial
Paper, Ser. C	0.200	11/17/15	P-1	11,500,000	11,500,000

					18,662,000
North Carolina (0.9%)
Duke University Commercial
Paper, Ser. B-98	0.220	11/23/15	P-1	11,075,000	11,071,413

					11,071,413
Pennsylvania (1.1%)
Lehigh University Commercial Paper, Ser. A	0.200	11/23/15	P-1	6,200,000	6,198,174

Lehigh University Commercial Paper, Ser. A	0.170	10/8/15	P-1	7,575,000	7,574,750

					13,772,924
Texas (2.3%)
Texas A&M University Commercial
Paper, Ser. B	0.250	11/17/15	P-1	4,500,000	4,500,000

Texas A&M University Commercial
Paper, Ser. B	0.220	10/6/15	P-1	1,675,000	1,675,000

Money Market Fund 27

MUNICIPAL BONDS AND NOTES (7.0%)*		Maturity		Principal
cont.	Yield (%)	date	Rating**	amount	Value

Texas cont.
Texas A&M University Commercial
Paper, Ser. B	0.200	11/17/15	P-1	$12,500,000	$12,500,000

University of Texas System (The)
Commercial Paper, Ser. B	0.300	12/16/15	P-1	12,000,000	12,000,000

					30,675,000

Total municipal bonds and notes (cost $89,255,634)					$89,255,634

	Interest	Maturity	Principal
CORPORATE BONDS AND NOTES (5.5%)*	rate (%)	date	amount	Value

Australia & New Zealand Banking Group, Ltd./
New York, NY sr. unsec. notes	0.900	2/12/16	$2,850,000	$2,854,130

Bank of New York Mellon Corp. (The) sr. unsec. FRN	0.524	10/23/15	5,485,000	5,485,828

Bank of New York Mellon Corp. (The) sr. unsec.
FRN, Ser. MTN	0.563	3/4/16	7,700,000	7,705,212

Bank of Nova Scotia (The) sr. unsec. unsub.
FRN (Canada)	0.737	3/15/16	2,300,000	2,303,530

General Electric Capital Corp. company guaranty sr.
unsec. FRN, MTN, Ser. A	0.484	1/8/16	1,300,000	1,300,741

General Electric Capital Corp. company guaranty sr.
unsec. FRN, MTNA, Ser. A	0.474	10/6/15	7,525,000	7,525,256

General Electric Capital Corp. company guaranty sr.
unsec. FRN, Ser. MTN	0.884	1/8/16	4,000,000	4,006,884

General Electric Capital Corp. company guaranty sr.
unsec. FRN, MTN, Ser. A	0.512	5/11/16	4,450,000	4,454,523

General Electric Co. sr. unsec. notes	0.850	10/9/15	1,200,000	1,200,129

Royal Bank of Canada sr. unsec. unsub. notes,
Ser. MTN (Canada)	0.800	10/30/15	4,440,000	4,441,272

Wells Fargo Bank, NA sr. unsec. FRN, Ser. BKNT	0.479	6/2/16	4,150,000	4,152,064

Wells Fargo Bank, NA sr. unsec. FRN, Ser. MTN M	0.457	7/15/19	11,000,000	11,000,000

Westpac Banking Corp. sr. unsec. unsub.
notes (Australia)	0.950	1/12/16	12,700,000	12,715,626

Total corporate bonds and notes (cost $69,145,195)				$69,145,195

		Maturity	Principal
U.S. TREASURY OBLIGATIONS (5.3%)*	Yield (%)	date	amount	Value

U.S. Treasury FRN M	0.099	1/31/17	$12,500,000	$12,499,662

U.S. Treasury FRN	0.085	7/31/16	13,250,000	13,250,297

U.S. Treasury FRN	0.084	4/30/16	13,050,000	13,050,250

U.S. Treasury FRN M	0.068	10/31/16	13,250,000	13,250,073

U.S. Treasury FRN	0.060	1/31/16	14,700,000	14,699,294

Total U.S. treasury obligations (cost $66,749,576)				$66,749,576

MUTUAL FUNDS (3.0%)*	Yield (%)		Shares	Value

Putnam Money Market Liquidity Fund L	0.110		37,987,287	$37,987,287

Total mutual funds (cost $37,987,287)				$37,987,287

28 Money Market Fund

		Maturity	Principal
TIME DEPOSITS (1.5%)*	Yield (%)	date	amount	Value

Australia & New Zealand Banking Group Ltd./
Cayman Islands (Cayman Islands)	0.150	10/1/15	$18,500,000	$18,500,000

Total time deposits (cost $18,500,000)				$18,500,000

TOTAL INVESTMENTS

Total investments (cost $1,266,478,219)				$1,266,478,219

Key to holding’s abbreviations
BKNT	Bank Note
FRN	Floating Rate Notes: the rate shown is the current interest rate or yield at the close of the reporting period
MTN	Medium Term Notes
MTNA	Medium Term Notes Class A

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from October 1, 2014 through September 30, 2015 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures and references to “OTC”, if any, represent over-the-counter.

* Percentages indicated are based on net assets of $1,267,381,591.

** The Moody’s, Standard & Poor’s or Fitch ratings indicated are believed to be the most recent ratings available at the close of the reporting period for the securities listed. Ratings are generally ascribed to securities at the time of issuance. While the agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings do not necessarily represent what the agencies would ascribe to these securities at the close of the reporting period. If a security is insured, it will usually be rated by the ratings organizations based on the financial strength of the insurer. Ratings are not covered by the Report of Independent Registered Public Accounting Firm. For further details regarding security ratings, please see the Statement of Additional Information.

L Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

M This security’s effective maturity date is less than one year.

Debt obligations are considered secured unless otherwise indicated.

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

The dates shown on debt obligations are the original maturity dates.

DIVERSIFICATION BY COUNTRY

Distribution of investments by country of risk at the close of the reporting period, excluding collateral received, if any (as a percentage of Portfolio Value):

United States	73.4%	Norway	1.5%

Canada	5.7	Cayman Islands	1.5

Australia	5.1	Switzerland	1.2

Sweden	3.7	Netherlands	1.0

Japan	3.5	France	0.5

United Kingdom	2.9	Total	100.0%

Money Market Fund 29

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Asset-backed commercial paper	$—	$178,839,292	$—

Certificates of deposit	—	223,626,290	—

Commercial paper	—	245,232,945	—

Corporate bonds and notes	—	69,145,195	—

Municipal bonds and notes	—	89,255,634	—

Mutual funds	37,987,287	—	—

Repurchase agreements	—	337,142,000	—

Time deposits	—	18,500,000	—

U.S. treasury obligations	—	66,749,576	—

Totals by level	$37,987,287	$1,228,490,932	$—

During the reporting period, transfers within the fair value hierarchy, if any, did not represent, in the aggregate, more than 1% of the fund’s net assets measured as of the end of the period. Transfers are accounted for using the end of period pricing valuation method.

The accompanying notes are an integral part of these financial statements.

30 Money Market Fund

Statement of assets and liabilities 9/30/15

ASSETS

Investment in securities, at value (Note 1):
Unaffiliated issuers (at amortized cost)	$891,348,932
Affiliated issuers (identified cost $37,987,287) (Note 5)	37,987,287
Repurchase agreements (identified cost $337,142,000)	337,142,000

Cash	396

Interest and other receivables	464,898

Receivable for shares of the fund sold	18,607,884

Receivable from Manager (Note 2)	30,113

Prepaid assets	43,062

Total assets	1,285,624,572

LIABILITIES

Payable for investments purchased	5,999,113

Payable for shares of the fund repurchased	11,192,803

Payable for custodian fees (Note 2)	9,705

Payable for investor servicing fees (Note 2)	336,497

Payable for Trustee compensation and expenses (Note 2)	493,148

Payable for administrative services (Note 2)	3,957

Distributions payable to shareholders	72

Other accrued expenses	207,686

Total liabilities	18,242,981

Net assets	$1,267,381,591

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1, 4 and 5)	$1,267,382,658

Accumulated net realized loss on investments (Note 1)	(1,067)

Total — Representing net assets applicable to capital shares outstanding	$1,267,381,591

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value, offering price and redemption price per class A share
($1,141,026,231 divided by 1,141,027,059 shares)	$1.00

Net asset value and offering price per class B share ($8,597,339 divided by 8,597,345 shares)*	$1.00

Net asset value and offering price per class C share ($39,084,906 divided by 39,084,926 shares)*	$1.00

Net asset value, offering price and redemption price per class M share
($33,918,939 divided by 33,918,970 shares)	$1.00

Net asset value, offering price and redemption price per class R share
($15,691,522 divided by 15,691,680 shares)	$1.00

Net asset value, offering price and redemption price per class T share
($29,062,654 divided by 29,062,676 shares)	$1.00

* Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

Money Market Fund 31

Statement of operations Year ended 9/30/15

INVESTMENT INCOME

Interest (including interest income of $40,269 from investments in affiliated issuers) (Note 5)	$2,125,387

EXPENSES

Compensation of Manager (Note 2)	3,500,572

Investor servicing fees (Note 2)	1,985,495

Custodian fees (Note 2)	29,906

Trustee compensation and expenses (Note 2)	44,986

Distribution fees (Note 2)	421,265

Administrative services (Note 2)	31,638

Other	488,540

Fees waived and reimbursed by Manager (Note 2)	(4,490,756)

Total expenses	2,011,646

Expense reduction (Note 2)	(12,193)

Net expenses	1,999,453

Net investment income	125,934

Net realized loss on investments (Notes 1 and 3)	(1,067)

Net loss on investments	(1,067)

Net increase in net assets resulting from operations	$124,867

The accompanying notes are an integral part of these financial statements.

32 Money Market Fund

Statement of changes in net assets

DECREASE IN NET ASSETS	Year ended 9/30/15	Year ended 9/30/14

Operations:
Net investment income	$125,934	$136,591

Net realized gain (loss) on investments	(1,067)	2,201

Net increase in net assets resulting from operations	124,867	138,792

Distributions to shareholders (Note 1):
From ordinary income
Net investment income

Class A	(114,294)	(124,888)

Class B	(877)	(1,216)

Class C	(2,612	(2,302)

Class M	(2,926)	(2,821)

Class R	(2,884)	(3,301

Class T	(2,341)	(2,063)

Net increase in capital from affiliate (Note 5)	2,981,728	—

Decrease from capital share transactions (Note 4)	(60,975,552)	(106,620,092)

Total decrease in net assets	(57,994,891)	(106,617,891)

NET ASSETS

Beginning of year	1,325,376,482	1,431,994,373

End of year	$1,267,381,591	$1,325,376,482

The accompanying notes are an integral part of these financial statements.

Money Market Fund 33

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:						RATIOS AND SUPPLEMENTAL DATA:

												Ratio of net
												investment
												income
	Net asset										Ratio	(loss)
	value,		Net realized	Total from	From				Total return	Net assets,	of expenses	to average
	beginning	Net investment	gain (loss)	investment	net investment	Total	Non-recurring	Net asset value,	at net asset	end of period	to average	net assets
Period ended	of period	income (loss)	on investments	operations	income	distributions	payment	end of period	value (%) [a]	(in thousands)	net assets (%) [b,c]	(%) [c]

Class A
September 30, 2015	$1.00	.0001	—[d]	.0001	(.0001)	(.0001)	.0023 [e]	$1.00	.01		$1,141,026.16	.01
September 30, 2014	1.00	.0001	—[d]	.0001	(.0001)	(.0001)	—	1.00	.01		1,202,778.13	.01
September 30, 2013	1.00	.0001	—[d]	.0001	(.0001)	(.0001)	—	1.00	.01		1,306,628.18	.01
September 30, 2012	1.00	.0001	.0001	.0002	(.0001)	(.0001)	—	1.00	.01		1,398,514.23	.01
September 30, 2011	1.00	.0001	.0001	.0002	(.0001)	(.0001)	—	1.00	.01		1,739,458.22	.01

Class B
September 30, 2015	$1.00	.0001	—[d]	.0001	(.0001)	(.0001)	.0020 [e]	$1.00	.01		$8,597.16	.01
September 30, 2014	1.00	.0001	—[d]	.0001	(.0001)	(.0001)	—	1.00	.01		10,136.13	.01
September 30, 2013	1.00	.0001	—[d]	.0001	(.0001)	(.0001)	—	1.00	.01		13,952.18	.01
September 30, 2012	1.00	.0001	.0001	.0002	(.0001)	(.0001)	—	1.00	.01		18,000.23	.01
September 30, 2011	1.00	.0001	.0001	.0002	(.0001)	(.0001)	—	1.00	.01		27,668.22	.01

Class C
September 30, 2015	$1.00	.0001	—[d]	.0001	(.0001)	(.0001)	.0020 [e]	$1.00	.01		$39,085.16	.01
September 30, 2014	1.00	.0001	—[d]	.0001	(.0001)	(.0001)	—	1.00	.01		29,443.13	.01
September 30, 2013	1.00	.0001	—[d]	.0001	(.0001)	(.0001)	—	1.00	.01		26,082.18	— [f]
September 30, 2012	1.00	.0001	.0001	.0002	(.0001)	(.0001)	—	1.00	.01		23,037.23	.01
September 30, 2011	1.00	.0001	.0001	.0002	(.0001)	(.0001)	—	1.00	.01		31,073.22	.01

Class M
September 30, 2015	$1.00	.0001	—[d]	.0001	(.0001)	(.0001)	.0021 [e]	$1.00	.01		$33,919.16	.01
September 30, 2014	1.00	.0001	—[d]	.0001	(.0001)	(.0001)	—	1.00	.01		29,845.13	.01
September 30, 2013	1.00	.0001	—[d]	.0001	(.0001)	(.0001)	—	1.00	.01		29,196.18	.01
September 30, 2012	1.00	.0001	.0001	.0002	(.0001)	(.0001)	—	1.00	.01		28,559.23	.01
September 30, 2011	1.00	.0001	.0001	.0002	(.0001)	(.0001)	—	1.00	.01		31,296.22	.01

Class R
September 30, 2015	$1.00	.0001	—[d]	.0001	(.0001)	(.0001)	.0020 [e]	$1.00	.01		$15,692.16	.01
September 30, 2014	1.00	.0001	—[d]	.0001	(.0001)	(.0001)	—	1.00	.01		31,934.13	.01
September 30, 2013	1.00	.0001	—[d]	.0001	(.0001)	(.0001)	—	1.00	.01		35,167.18	— [f]
September 30, 2012	1.00	.0001	.0001	.0002	(.0001)	(.0001)	—	1.00	.01		19,425.23	.01
September 30, 2011	1.00	.0001	.0001	.0002	(.0001)	(.0001)	—	1.00	.01		18,508.22	.01

Class T
September 30, 2015	$1.00	.0001	—[d]	.0001	(.0001)	(.0001)	.0021 [e]	$1.00	.01		$29,063.16	.01
September 30, 2014	1.00	.0001	—[d]	.0001	(.0001)	(.0001)	—	1.00	.01		21,240.13	.01
September 30, 2013	1.00	.0001	—[d]	.0001	(.0001)	(.0001)	—	1.00	.01		20,969.18	.01
September 30, 2012	1.00	.0001	.0001	.0002	(.0001)	(.0001)	—	1.00	.01		25,430.23	.01
September 30, 2011	1.00	.0001	.0001	.0002	(.0001)	(.0001)	—	1.00	.01		33,941.22	.01

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

34 Money Market Fund	Money Market Fund 35

Financial highlights (Continued)

a Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

b Includes amounts paid through expense offset and/or brokerage/service arrangements, if any (Note 2). Also excludes acquired fund fees and expenses, if any.

c Reflects a voluntary waiver of certain fund expenses in effect during the period relating to the enhancement of certain annualized net yields of the fund. As a result of such waivers, the expenses of each class reflect a reduction of the following amounts as a percentage of average net assets (Note 2):

	9/30/15	9/30/14	9/30/13	9/30/12	9/30/11

Class A	0.32%	0.36%	0.32%	0.29%	0.28%

Class B	0.82	0.86	0.82	0.79	0.78

Class C	0.82	0.86	0.82	0.79	0.78

Class M	0.47	0.51	0.47	0.44	0.43

Class R	0.82	0.86	0.82	0.79	0.78

Class T	0.57	0.61	0.57	0.54	0.53

d Amount represents less than $0.0001 per share.

e Reflects a voluntary non-recurring payment from Putnam Investments (Note 5).

f Amount represents less than 0.01% of average net assets.

The accompanying notes are an integral part of these financial statements.

36 Money Market Fund

Notes to financial statements 9/30/15

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from October 1, 2014 through September 30, 2015.

Putnam Money Market Fund (the fund) is a Massachusetts business trust, which is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company. The goal of the fund is to seek as high a rate of current income as Putnam Management believes is consistent with preservation of capital and maintenance of liquidity. The fund invests mainly in money market instruments that are high quality and have short-term maturities. The fund invests significantly in certificates of deposit, commercial paper (including asset-backed commercial paper), U.S. government debt, repurchase agreements, corporate obligations and bankers acceptances. The fund may also invest in U.S. dollar denominated foreign securities of these types. Putnam Management may consider, among other factors, credit and interest rate risks, as well as general market conditions, when deciding whether to buy or sell investments.

The fund offers class A, class B, class C, class M, class R and class T shares. Each class of shares is sold without a front-end sales charge. Class A, class M, class R and class T shares also are generally not subject to a contingent deferred sales charge. Effective November 1, 2015, class M shares will no longer pay a contingent deferred sales charge. In addition to the standard offering of class A shares, they are also sold to certain college savings plans and other Putnam funds. Class B shares convert to class A shares after approximately eight years and are subject to a contingent deferred sales charge on certain redemptions. Class C shares have a one-year 1.00% contingent deferred sales charge on certain redemptions and do not convert to class A shares. Class R shares are not available to all investors. The expenses for class A, class B, class C, class M, class R and class T shares may differ based on each class’ distribution fee, which is identified in Note 2.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if the fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

The valuation of the fund’s portfolio instruments is determined by means of the amortized cost method (which approximates fair value) as set forth in Rule 2a–7 under the Investment Company Act of 1940. The amortized cost of an instrument is determined by valuing it at its original cost and thereafter amortizing any discount or premium from its face value at a constant rate until maturity and is generally categorized as a Level 2 security.

Money Market Fund 37

Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Joint trading account Pursuant to an exemptive order from the SEC, the fund may transfer uninvested cash balances into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Management. These balances may be invested in issues of short-term investments having maturities of up to 90 days.

Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the fair value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty’s custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest. In the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Interest income is recorded on the accrual basis. Premiums and discounts from purchases of short-term investments are amortized/accreted at a constant rate until maturity. Gains or losses on securities sold are determined on the identified cost basis.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $392.5 million syndicated unsecured committed line of credit provided by State Street ($292.5 million) and Northern Trust Company ($100 million) and a $235.5 million unsecured uncommitted line of credit provided by State Street. Prior to September 24, 2015, the fund participated in a $392.5 million unsecured committed line of credit provided by State Street and a substantially similar unsecured uncommitted line of credit. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the higher of (1) the Federal Funds rate and (2) the overnight LIBOR (the Federal Funds rate prior to September 24, 2015) plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit and 0.04% of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.16% (0.11% prior to September 24, 2015) per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

At September 30, 2015, the fund had a capital loss carryover of $1,067 available to the extent allowed by the Code to offset future net capital gain, if any. The amount of the carryover and the expiration date is:

	Loss carryover

Short-term	Long-term	Total	Expiration

$1,067	N/A	$1,067	September 30, 2019

38 Money Market Fund

Under the Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

Distributions to shareholders Income dividends are recorded daily by the fund and are paid monthly. Distributions from capital gains, if any, are paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. For the reporting period, there were no material temporary or permanent differences. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. At the close of the reporting period, the fund reclassified $1,202,396 to decrease paid-in capital and $1,202,396 to decrease accumulated net realized loss.

The tax basis components of distributable earnings as of the close of the reporting period were as follows:

Undistributed ordinary income	$73
Capital loss carryforward	(1,067)

The aggregate identified cost on a financial reporting and tax basis is the same.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of most open-end funds, as defined in the fund’s management contract, sponsored by Putnam Management. Such annual rates may vary as follows:

0.440%	of the first $5 billion,	0.240%	of the next $50 billion,

0.390%	of the next $5 billion,	0.220%	of the next $50 billion,

0.340%	of the next $10 billion,	0.210%	of the next $100 billion and

0.290%	of the next $10 billion,	0.205%	of any excess thereafter.

Putnam Management has contractually agreed, through January 30, 2017, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Management may from time to time voluntarily undertake to waive fees and/or reimburse certain fund expenses in order to enhance the annualized net yield for the fund. Any such waiver or reimbursement would be voluntary and may be modified or discontinued by Putnam Management at any time without notice. During the reporting period, the fund’s expenses were reduced by $4,490,756 as a result of this limit, and the net yield at the close of the reporting period was 0.01%. This includes the following amounts per class of class specific distribution fees from the fund:

Distribution fee waived

Class A	$—

Class B	43,865

Class C	130,210

Class M	43,806

Class R	144,925

Class T	58,459

Total	$421,265

Money Market Fund 39

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.25% of the average net assets of the portion of the fund managed by PIL.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing that included (1) a per account fee for each direct and underlying non-defined contribution account (“retail account”) of the fund and each of the other funds in its specified category, which was totaled and then allocated to each fund in the category based on its average daily net assets; (2) a specified rate of the fund’s assets attributable to defined contribution plan accounts; and (3) for the portion of the fund’s fiscal year beginning after January 1, 2015, a specified rate based on the average net assets in retail accounts. Putnam Investor Services has agreed that the aggregate investor servicing fees for each fund’s retail and defined contribution accounts will not exceed an annual rate of 0.320% of the fund’s average assets attributable to such accounts. During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$1,801,813	Class R	45,436

Class B	13,825	Class T	37,065

Class C	41,183	Total	1,985,495

Class M	46,173

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. For the reporting period, the fund’s expenses were reduced by $12,193 under the expense offset arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $678, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to its class B, class C, class M, class R and class T shares pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.75%, 1.00%, 1.00%, 1.00% and 0.35% of the average net assets attributable to class B, class C, class M, class R and class T shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.50%, 0.50%, 0.15%, 0.50%

40 Money Market Fund

and 0.25% of the average net assets attributable to class B, class C, class M, class R and class T shares, respectively.

During the reporting period, the class specific expenses related to distribution fees were as follows:

Class B	$43,865	Class R	144,925

Class C	130,210	Class T	58,459

Class M	43,806	Total	$421,265

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $17,018 and $3,216, respectively, in contingent deferred sales charges from redemptions of class B and class C shares purchased by exchange from another Putnam fund.

A deferred sales charge of up to 1.00% for class A and class T shares and up to 0.15% for class M shares may be assessed on certain redemptions. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received no monies in contingent deferred sales charges from redemptions of class A, class M or class T shares purchased by exchange from another Putnam fund.

Note 3: Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales (including maturities) of investment securities (all short-term obligations) aggregated $89,270,402,361 and $89,332,835,932, respectively.

Note 4: Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	Year ended 9/30/15		Year ended 9/30/14

Class A	Shares	Amount	Shares	Amount

Shares sold	1,176,513,068	$1,176,513,068	1,212,508,505	$1,212,508,505

Shares issued in connection with
reinvestment of distributions	98,434	98,434	108,009	108,009

	1,176,611,502	1,176,611,502	1,212,616,514	1,212,616,514

Shares repurchased	(1,241,081,085)	(1,241,081,085)	(1,316,470,810)	(1,316,470,810)

Net decrease	(64,469,583)	$(64,469,583)	(103,854,296)	$(103,854,296)

	Year ended 9/30/15		Year ended 9/30/14

Class B	Shares	Amount	Shares	Amount

Shares sold	6,019,554	$6,019,554	5,919,633	$5,919,633

Shares issued in connection with
reinvestment of distributions	672	672	892	892

	6,020,226	6,020,226	5,920,525	5,920,525

Shares repurchased	(7,582,696)	(7,582,696)	(9,742,112)	(9,742,112)

Net decrease	(1,562,470)	$(1,562,470)	(3,821,587)	$(3,821,587)

	Year ended 9/30/15		Year ended 9/30/14

Class C	Shares	Amount	Shares	Amount

Shares sold	49,748,216	$49,748,216	30,527,400	$30,527,400

Shares issued in connection with
reinvestment of distributions	2,256	2,256	2,024	2,024

	49,750,472	49,750,472	30,529,424	30,529,424

Shares repurchased	(40,169,514)	(40,169,514)	(27,160,679)	(27,160,679)

Net increase	9,580,958	$9,580,958	3,368,745	$3,368,745

Money Market Fund 41

	Year ended 9/30/15		Year ended 9/30/14

Class M	Shares	Amount	Shares	Amount

Shares sold	45,229,202	$45,229,202	34,173,716	$34,173,716

Shares issued in connection with
reinvestment of distributions	2,463	2,463	2,355	2,355

	45,231,665	45,231,665	34,176,071	34,176,071

Shares repurchased	(41,218,753)	(41,218,753)	(33,526,531)	(33,526,531)

Net increase	4,012,912	$4,012,912	649,540	$649,540

	Year ended 9/30/15		Year ended 9/30/14

Class R	Shares	Amount	Shares	Amount

Shares sold	17,351,151	$17,351,151	30,969,720	$30,969,720

Shares issued in connection with
reinvestment of distributions	2,721	2,721	3,175	3,175

	17,353,872	17,353,872	30,972,895	30,972,895

Shares repurchased	(33,669,634)	(33,669,634)	(34,207,167)	(34,207,167)

Net decrease	(16,315,762)	$(16,315,762)	(3,234,272)	$(3,234,272)

	Year ended 9/30/15		Year ended 9/30/14

Class T	Shares	Amount	Shares	Amount

Shares sold	22,352,455	$22,352,455	11,062,109	$11,062,109

Shares issued in connection with
reinvestment of distributions	2,280	2,280	1,992	1,992

	22,354,735	22,354,735	11,064,101	11,064,101

Shares repurchased	(14,576,342)	(14,576,342)	(10,792,323)	(10,792,323)

Net increase	7,778,393	$7,778,393	271,778	$271,778

Note 5: Affiliated transactions

Transactions during the reporting period with Putnam Money Market Liquidity Fund, which is under common ownership and control, were as follows:

	Fair value at the				Fair value at
	beginning of				the end of
	the reporting			Investment	the reporting
Name of affiliate	period	Purchase cost	Sale proceeds	income	period

Putnam Money Market
Liquidity Fund*	$51,735,756	$851	$13,749,320	$40,269	$37,987,287

* Management fees charged to Putnam Money Market Liquidity Fund have been waived by Putnam Management.

During the reporting period, Putnam Investments made a voluntary non-recurring payment totaling $2,981,728 to the fund. No shares of the fund were issued to Putnam Investments in connection with this payment and Putnam Investments has no claim on the fund’s assets in respect of the amount of the payment.

Note 6: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations.

42 Money Market Fund

Note 7: Offsetting of financial and derivative assets and liabilities

The following table summarizes any derivatives, repurchase agreements and reverse repurchase agreements, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For securities lending transactions or borrowing transactions associated with securities sold short, if any, see Note 1. For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to the master netting agreements in the Statement of assets and liabilities.

	Citigroup Global Markets, Inc.	Goldman, Sachs & Co.	Merrill Lynch, Pierce, Fenner and Smith, Inc.	Total

Assets:

Repurchase agreements**	$118,571,000	$100,000,000	$118,571,000	$337,142,000

Total Assets	$118,571,000	$100,000,000	$118,571,000	$337,142,000

Liabilities:

Total Liabilities	$—	$—	$—	$—

Total Financial and Derivative Net Assets	$118,571,000	$100,000,000	$118,571,000	$337,142,000

Total collateral received (pledged)†##	$118,571,000	$100,000,000	$118,571,000

Net amount	$—	$—	$—

** Included with Investments in securities on the Statement of assets and liabilities.

† Additional collateral may be required from certain brokers based on individual agreements.

## Any over-collateralization of total financial and derivative net assets is not shown. Collateral may include amounts related to unsettled agreements.

Note 8: Note regarding recent Securities and Exchange Commission (SEC) rule amendments

In July of 2014, the SEC adopted amendments to the rules under the Investment Company Act of 1940 governing the operations of registered money market funds, such as Putnam Money Market Fund. The amendments are generally intended to address circumstances in which money market funds may face heavy redemptions and to increase the transparency of risks associated with investments in money market funds. Putnam Management is evaluating the SEC’s adopted rules and their potential impact on the fund and its financial statements.

Money Market Fund 43

Federal tax information (Unaudited)

For the reporting period, pursuant to §871(k) of the Internal Revenue Code, the fund hereby designates $90,508 of distributions paid as qualifying to be taxed as interest-related dividends, and no monies to be taxed as short-term capital gain dividends for nonresident alien shareholders.

The Form 1099 that will be mailed to you in January 2016 will show the tax status of all distributions paid to your account in calendar 2015.

44 Money Market Fund

About the Trustees

Independent Trustees

Liaquat Ahamed

Born 1952, Trustee since 2012

Principal occupations during past five years: Pulitzer Prize-winning author of *Lords of Finance: The Bankers Who Broke the World,* whose articles on economics have appeared in such publications as the *New York Times, Foreign Affairs,* and the *Financial Times.* Director of Aspen Insurance Co., a New York Stock Exchange company, and Chair of the Aspen Board's Investment Committee. Trustee of the Brookings Institution.

Other directorships: The Rohatyn Group, an emerging-market fund complex that manages money for institutions

Ravi Akhoury

Born 1947, Trustee since 2009

Principal occupations during past five years: Trustee of American India Foundation and of the Rubin Museum. From 1992 to 2007, was Chairman and CEO of MacKay Shields, a multi-product investment management firm.

Other directorships: RAGE Frameworks, Inc., a private software company; English Helper, Inc., a private software company

Barbara M. Baumann

Born 1955, Trustee since 2010

Principal occupations during past five years: President and Owner of Cross Creek Energy Corporation, a strategic consultant to domestic energy firms and direct investor in energy projects. Current Board member of The Denver Foundation. Former Chair and current Board member of Girls Incorporated of Metro Denver. Member of the Finance Committee, the Children's Hospital of Colorado.

Other directorships: Buckeye Partners, L.P., a publicly traded master limited partnership focused on pipeline transport, storage, and distribution of petroleum products; Devon Energy Corporation, a leading independent natural gas and oil exploration and production company

Jameson A. Baxter

Born 1943, Trustee since 1994, Vice Chair from 2005 to 2011, and Chair since 2011

Principal occupations during past five years: President of Baxter Associates, Inc., a private investment firm. Chair of Mutual Fund Directors Forum. Chair Emeritus of the Board of Trustees of Mount Holyoke College. Director of the Adirondack Land Trust and Trustee of the Nature Conservancy's Adirondack Chapter.

Robert J. Darretta

Born 1946, Trustee since 2007

Principal occupations during past five years: From 2009 until 2012, served as Health Care Industry Advisor to Permira, a global private equity firm. Until April 2007, was Vice Chairman of the Board of Directors of Johnson & Johnson. Served as Johnson & Johnson's Chief Financial Officer for a decade.

Other directorships: UnitedHealth Group, a diversified health-care company

Katinka Domotorffy

Born 1975, Trustee since 2012

Principal occupations during past five years: Voting member of the Investment Committees of the Anne Ray Charitable Trust and Margaret A. Cargill Foundation, part of the Margaret A. Cargill Philanthropies. Until 2011, Partner, Chief Investment Officer, and Global Head of Quantitative Investment Strategies at Goldman Sachs Asset Management.

Other directorships: Reach Out and Read of Greater New York, an organization dedicated to promoting childhood literacy; Great Lakes Science Center

John A. Hill

Born 1942, Trustee since 1985 and Chairman from 2000 to 2011

Principal occupations during past five years: Founder and Vice-Chairman of First Reserve Corporation, the leading private equity buyout firm focused on the worldwide energy industry. Trustee and Chairman of the Board of Trustees of Sarah Lawrence College. Member of the Advisory Board of the Millstein Center for Global Markets and Corporate Ownership at The Columbia University Law School.

Other directorships: Devon Energy Corporation, a leading independent natural gas and oil exploration and production company

Money Market Fund 45

* Mr. Reynolds is an “interested person” (as defined in the Investment Company Act of 1940) of the fund and Putnam Investments. He is President and Chief Executive Officer of Putnam Investments, as well as the President of your fund and each of the other Putnam funds.

The address of each Trustee is One Post Office Square, Boston, MA 02109.

As of September 30, 2015, there were 117 Putnam funds. All Trustees serve as Trustees of all Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 75, removal, or death.

46 Money Market Fund

Officers

In addition to Robert L. Reynolds, the other officers of the fund are shown below:

Jonathan S. Horwitz (Born 1955)	Janet C. Smith (Born 1965)
Executive Vice President, Principal Executive	Vice President, Principal Accounting Officer,
Officer, and Compliance Liaison	and Assistant Treasurer
Since 2004	Since 2007
Director of Fund Administration Services,
Steven D. Krichmar (Born 1958)	Putnam Investments and Putnam Management
Vice President and Principal Financial Officer
Since 2002	Susan G. Malloy (Born 1957)
Chief of Operations, Putnam Investments and	Vice President and Assistant Treasurer
Putnam Management	Since 2007
Director of Accounting & Control Services,
Robert T. Burns (Born 1961)	Putnam Investments and Putnam Management
Vice President and Chief Legal Officer
Since 2011	James P. Pappas (Born 1953)
General Counsel, Putnam Investments, Putnam	Vice President
Management, and Putnam Retail Management	Since 2004
Director of Trustee Relations,
Robert R. Leveille (Born 1969)	Putnam Investments and Putnam Management
Vice President and Chief Compliance Officer
Since 2007	Mark C. Trenchard (Born 1962)
Chief Compliance Officer, Putnam Investments,	Vice President and BSA Compliance Officer
Putnam Management, and Putnam Retail	Since 2002
Management	Director of Operational Compliance,
Putnam Investments and Putnam
Michael J. Higgins (Born 1976)	Retail Management
Vice President, Treasurer, and Clerk
Since 2010	Nancy E. Florek (Born 1957)
Manager of Finance, Dunkin’ Brands (2008–	Vice President, Director of Proxy Voting
2010); Senior Financial Analyst, Old Mutual Asset	and Corporate Governance, Assistant Clerk,
Management (2007–2008); Senior Financial	and Associate Treasurer
Analyst, Putnam Investments (1999–2007)	Since 2000

The principal occupations of the officers for the past five years have been with the employers as shown above, although in some cases they have held different positions with such employers. The address of each officer is One Post Office Square, Boston, MA 02109.

Money Market Fund 47

Putnam family of funds

The following is a list of Putnam’s open-end mutual funds offered to the public. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund before investing. For a prospectus, or a summary prospectus if available, containing this and other information for any Putnam fund or product, contact your financial advisor or call Putnam Investor Services at 1-800-225-1581. Please read the prospectus carefully before investing.

Growth	International Value Fund
Growth Opportunities Fund	Multi-Cap Value Fund
International Growth Fund	Small Cap Value Fund
Multi-Cap Growth Fund
Small Cap Growth Fund	Income
Voyager Fund	American Government Income Fund
Diversified Income Trust
Blend	Emerging Markets Income Fund
Asia Pacific Equity Fund	Floating Rate Income Fund
Capital Opportunities Fund	Global Income Trust
Capital Spectrum Fund	High Yield Advantage Fund
Emerging Markets Equity Fund	High Yield Trust
Equity Spectrum Fund	Income Fund
Europe Equity Fund	Money Market Fund*
Global Equity Fund	Short Duration Income Fund
International Capital Opportunities Fund	U.S. Government Income Trust
International Equity Fund
Investors Fund	Tax-free Income
Low Volatility Equity Fund	AMT-Free Municipal Fund
Multi-Cap Core Fund	Intermediate-Term Municipal Income Fund
Research Fund	Short-Term Municipal Income Fund
Strategic Volatility Equity Fund	Tax Exempt Income Fund
Tax Exempt Money Market Fund*
Value	Tax-Free High Yield Fund
Convertible Securities Fund
Equity Income Fund	State tax-free income funds†:
Global Dividend Fund	Arizona, California, Massachusetts, Michigan,
The Putnam Fund for Growth and Income	Minnesota, New Jersey, New York, Ohio,
and Pennsylvania.

48 Money Market Fund

Absolute Return	Retirement Income Lifestyle Funds —
Absolute Return 100 Fund®	portfolios with managed allocations to
Absolute Return 300 Fund®	stocks, bonds, and money market
Absolute Return 500 Fund®	investments to generate retirement income.
Absolute Return 700 Fund®
Retirement Income Fund Lifestyle 1
Global Sector	Retirement Income Fund Lifestyle 2
Global Consumer Fund	Retirement Income Fund Lifestyle 3
Global Energy Fund
Global Financials Fund	RetirementReady® Funds — portfolios with
Global Health Care Fund	adjusting allocations to stocks, bonds, and
Global Industrials Fund	money market instruments, becoming more
Global Natural Resources Fund	conservative over time.
Global Sector Fund
Global Technology Fund	RetirementReady® 2060 Fund
Global Telecommunications Fund	RetirementReady® 2055 Fund
Global Utilities Fund	RetirementReady® 2050 Fund
RetirementReady® 2045 Fund
Asset Allocation	RetirementReady® 2040 Fund
George Putnam Balanced Fund	RetirementReady® 2035 Fund
Global Asset Allocation Funds — four	RetirementReady® 2030 Fund
investment portfolios that spread your	RetirementReady® 2025 Fund
money across a variety of stocks, bonds, and	RetirementReady® 2020 Fund
money market instruments.

Dynamic Asset Allocation Balanced Fund
Dynamic Asset Allocation Conservative Fund
Dynamic Asset Allocation Growth Fund
Dynamic Risk Allocation Fund

* An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

† Not available in all states.

Check your account balances and the most recent month-end performance in the Individual Investors section at putnam.com.

Money Market Fund 49

Services for shareholders

Investor services

Systematic investment plan Tell us how much you wish to invest regularly — weekly, semimonthly, or monthly — and the amount you choose will be transferred automatically from your checking or savings account. There’s no additional fee for this service, and you can suspend it at any time. This plan may be a great way to save for college expenses or to plan for your retirement.

Please note that regular investing does not guarantee a profit or protect against loss in a declining market. Before arranging a systematic investment plan, consider your financial ability to continue making purchases in periods when prices are low.

Systematic exchange You can make regular transfers from one Putnam fund to another Putnam fund. There are no additional fees for this service, and you can cancel or change your options at any time.

Dividends PLUS You can choose to have the dividend distributions from one of your Putnam funds automatically reinvested in another Putnam fund at no additional charge.

Free exchange privilege You can exchange money between Putnam funds free of charge, as long as they are the same class of shares. A signature guarantee is required if you are exchanging more than $500,000. The fund reserves the right to revise or terminate the exchange privilege.

Reinstatement privilege If you’ve sold Putnam shares or received a check for a dividend or capital gain, you may reinvest the proceeds with Putnam within 90 days of the transaction and they will be reinvested at the fund’s current net asset value — with no sales charge. However, reinstatement of class B shares may have special tax consequences. Ask your financial or tax representative for details.

Check-writing service You have ready access to many Putnam accounts. It’s as simple as writing a check, and there are no special fees or service charges. For more information about the check-writing service, call Putnam or visit our website.

Dollar cost averaging When you’re investing for long-term goals, it’s time, not timing, that counts. Investing on a systematic basis is a better strategy than trying to figure out when the markets will go up or down. This means investing the same amount of money regularly over a long period. This method of investing is called dollar cost averaging. When a fund’s share price declines, your investment dollars buy more shares at lower prices. When it increases, they buy fewer shares. Over time, you will pay a lower average price per share.

For more information

Visit the Individual Investors section at putnam.com A secure section of our website contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

Call us toll free at 1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.

50 Money Market Fund

Fund information

Founded over 75 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	Robert T. Burns
Putnam Investment	Jameson A. Baxter, Chair	Vice President and
Management, LLC	Liaquat Ahamed	Chief Legal Officer
One Post Office Square	Ravi Akhoury
Boston, MA 02109	Barbara M. Baumann	Robert R. Leveille
	Robert J. Darretta	Vice President and
Investment Sub-Manager	Katinka Domotorffy	Chief Compliance Officer
Putnam Investments Limited	John A. Hill
57–59 St James’s Street	Paul L. Joskow	Michael J. Higgins
London, England SW1A 1LD	Kenneth R. Leibler	Vice President, Treasurer,
	Robert E. Patterson	and Clerk
Marketing Services	George Putnam, III
Putnam Retail Management	Robert L. Reynolds	Janet C. Smith
One Post Office Square	W. Thomas Stephens	Vice President,
Boston, MA 02109		Principal Accounting Officer,
	Officers	and Assistant Treasurer
Custodian	Robert L. Reynolds
State Street Bank	President	Susan G. Malloy
and Trust Company		Vice President and
	Jonathan S. Horwitz	Assistant Treasurer
Legal Counsel	Executive Vice President,
Ropes & Gray LLP	Principal Executive Officer, and	James P. Pappas
	Compliance Liaison	Vice President
Independent Registered
Public Accounting Firm	Steven D. Krichmar	Mark C. Trenchard
PricewaterhouseCoopers LLP	Vice President and	Vice President and
	Principal Financial Officer	BSA Compliance Officer

Nancy E. Florek
Vice President, Director of
Proxy Voting and Corporate
Governance, Assistant Clerk,
and Associate Treasurer

Money Market Fund 51

This report is for the information of shareholders of Putnam Money Market Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

52 Money Market Fund

75 YEARS

A BALANCED APPROACH

Since 1937, when George Putnam created a diverse mix of stocks and bonds in a single, professionally managed portfolio, Putnam has championed the balanced approach.

A WORLD OF INVESTING

Today, we offer investors a world of equity, fixed-income, multi-asset, and absolute-return portfolios to suit a range of financial goals.

A COMMITMENT TO EXCELLENCE

Our portfolio managers seek superior results over time, backed by original, fundamental research on a global scale. We believe in the value of experienced financial advice, in providing exemplary service, and in putting clients first in all we do.

Putnam INVESTMENTS

One Post Office Square
Boston, MA 02109

putnam.com

1-800-225-1581

Electronic service requested

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

Go paperless: Log on to putnam.com or scan this code to update your mailing options.

AN039
296863 11/15

Item 2. Code of Ethics:

(a) The fund’s principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund’s investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

(c) In November 2015, the Code of Ethics of Putnam Investment Management, LLC was amended. The key changes to the Code of Ethics are as follows: (i) Non-Access Persons are no longer required to pre-clear their trades, (ii) a new provision governing conflicts of interest has been added, (iii) modifying certain provisions of the pre-clearance requirements, Contra-Trading Rule and 60-Day Short-Term Rule, (iv) modifying and adding language relating to reporting of unethical or illegal acts, including anti-retaliation provision, and (v) certain other changes.

Item 3. Audit Committee Financial Expert:

The Funds’ Audit, Compliance and Distributions Committee is comprised solely of Trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Trustees believe that each of the members of the Audit, Compliance and Distributions Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that each of Mr. Darretta,, Mr. Patterson, Mr. Hill, and Ms. Baumann qualifies as an “audit committee financial expert” (as such term has been defined by the Regulations) based on their review of his or her pertinent experience and education. The SEC has stated, and the funds’ amended and restated agreement and Declaration of Trust provides, that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit, Compliance and Distribution Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund’s independent auditor:

Fiscal year ended	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

September 30, 2015	$86,904	$ —	$7,155	$ —
September 30, 2014	$87,654	$ —	$4,065	$ —

For the fiscal years ended September 30, 2015 and September 30, 2014, the fund’s independent auditor billed aggregate non-audit fees in the amounts of $686,831 and $ 580,240 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund’s last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund’s last two fiscal years for services traditionally performed by the fund’s auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund’s last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

Pre-Approval Policies of the Audit, Compliance and Distributions Committee. The Audit, Compliance and Distributions Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds’ independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit, Compliance and Distributions Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds’ independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund’s independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

Fiscal year ended	Audit-Related Fees	Tax Fees	All Other Fees	Total Non-Audit Fees

September 30, 2015	$ —	$679,676	$ —	$ —

September 30, 2014	$ —	$576,174	$ —	$ —

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Money Market Fund

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: November 25, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: November 25, 2015

By (Signature and Title):

/s/ Steven D. Krichmar Steven D. Krichmar Principal Financial Officer

Date: November 25, 2015